UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Operating Income Presentation
Beginning with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) changed the presentation of its Consolidated Statements of Earnings to provide Operating income as an additional earnings measure and to separately present Operating expenses, and Non-operating expenses, net. Previously, Broadridge reported Other expenses, net, as part of Total expenses. The Company’s Quarterly Reports on Form 10-Q filed for the first, second and third quarters of the Company’s fiscal year 2016 reflect this change in presentation. The Company believes that this change in presentation provides a better comparison with the Company's industry peers, the majority of which present Operating income.

This Current Report on Form 8-K provides sections of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Form 10-K”), filed on August 7, 2015, reflecting this change in earnings presentation. The information included in this Form 8-K does not amend or restate the Company’s consolidated financial statements, which were included in the 2015 Form 10-K, and does not affect the Company’s previously reported results for any periods included therein.

ITEM 6.	Selected Financial Data
In the Selected Financial Data section of the 2015 Form 10-K, an additional line item for Operating income would have been included, as follows:

	Years Ended June 30,
	2015	2014	2013	2012	2011
	(in millions, except for per share amounts)
Statements of Earnings Data

Operating income	$466.9	$418.2	$337.1	$212.4	$279.1

ITEM 8.     Financial Statements and Supplementary Data
The Company’s Consolidated Statements of Earnings in the 2015 Form 10-K would have included an additional line item for Operating income, and Operating expenses, and Non-operating expenses, net, would have been separately presented, as follows:

Consolidated Statements of Earnings
(In millions, except per share amounts)

	Years ended June 30,
	2015	2014	2013
Revenues	$2,694.2	$$2,558.0	$2,430.8

Operating expenses:
Cost of revenues	1,828.2	1,761.4	1,767.8
Selling, general and administrative expenses	399.1	378.4	325.9

Total operating expenses	2,227.3	2,139.8	2,093.7

Operating income	466.9	418.2	337.1
Non-operating expenses, net	28.0	22.7	13.9

Earnings before income taxes	438.9	395.5	323.2
Provision for income taxes	151.8	132.5	111.1

Net earnings	$287.1	$263.0	$212.1

Basic earnings per share	$2.39	$2.20	$1.74

Diluted earnings per share	$2.32	$2.12	$1.69

Weighted-average shares outstanding:
Basic	119.9	119.6	121.9
Diluted	124.0	124.1	125.4

Non-operating expenses, net consists of the following:

	Years ended June 30,
	2015	2014	2013
	($ in millions)
Interest expense on borrowings	$25.4	$23.7	$13.7
Interest income	(2.8)	(1.8)	(1.5)
Foreign currency exchange (gain) loss	(0.1)	0.3	0.8
Other loss, net	0	0.5	0.9
Losses from equity method investments	5.5	0	0

Non-Operating expenses, net	$28.0	$22.7	$13.9

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 21, 2016

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ James M. Young Name: James M. Young Title: Vice President and Chief Financial Officer